Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To MedQuist Inc.:

As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statements File Nos. 333-09541, 333-09543


                                            /s/ Arthur Andersen LLP
                                            -----------------------------------


Philadelphia, PA
  March 25, 1998